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                                                                   EXHIBIT 10.52

                                                                  EXECUTION COPY

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                               FIRST AMENDMENT TO
                                LICENSE AGREEMENT

                                     BETWEEN

                                   AMGEN INC.

                                       AND

                           EPIX PHARMACEUTICALS, INC.
       (AS SUCCESSOR-IN-INTEREST TO PREDIX PHARMACEUTICALS HOLDINGS, INC.)

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                      FIRST AMENDMENT TO LICENSE AGREEMENT

     THIS FIRST AMENDMENT TO LICENSE AGREEMENT (this "Amendment") is made and entered into as of March 20, 2007, by and between EPIX Pharmaceuticals, Inc., a Delaware corporation headquartered at 4 Maguire Road, Lexington, MA 02421 ("EPIX"), and Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, CA 91320-1799 ("Amgen"). Predix and Amgen are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

     WHEREAS, Predix Pharmaceuticals Holdings, Inc. ("Predix") and Amgen entered into that certain License Agreement dated as of July 31, 2006 (the "Agreement"); and

     WHEREAS, EPIX (as successor-in-interest to Predix) and Amgen now desire to amend the Agreement as set forth herein.

     NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     1. Definitions. Unless otherwise defined herein, the terms in this Amendment with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth in the Agreement.

                                    ARTICLE 2

                             AMENDMENT OF AGREEMENT

     2. Amendment to Agreement. Notwithstanding anything in the Agreement to the contrary, the Parties hereby agree that Amgen shall assign, and hereby does assign, to EPIX, all of Amgen's right, title and interest in and to the patent application attached hereto as Appendix A, and (a) any foreign counterparts thereof, (b) all divisionals, continuations, continuations-in-part thereof or any other patent application claiming priority to such specified patent application and (c) all patents issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof (collectively, the "Assigned Patent Rights"). Subject to the foregoing, the Parties further agree that, for all purposes under the Agreement, the Assigned Patent Rights: (i) shall be and


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hereby are deemed to be Licensed Patents under the Agreement, and are subject to the licenses granted to Amgen thereunder; (ii) shall not be and hereby are deemed not to be Joint Patents and (iii) shall be and hereby are deemed to be Scaffold Patent Applications.

                                    ARTICLE 3

                              AFFIRMATION OF TERMS

     3.1 Affirmation of Terms. The Parties hereby agree and acknowledge that, except as expressly set forth herein, the Agreement shall continue in full force and effect in accordance with its terms.

                            [signature page follows]


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     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers.

                                        AMGEN INC.


                                        By: /s/ STUART L. WATT
                                            ------------------------------------
                                            (Signature)
                                        Name: Stuart L. Watt
                                              ----------------------------------
                                        Title: V.P. Law and IP Officer
                                               ---------------------------------


                                        EPIX PHARMACEUTICALS, INC.


                                        By: /s/ CHEN SCHOR
                                            ------------------------------------
                                            (Signature)
                                        Name: Chen Schor
                                        Title: Chief Business Officer


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                                   APPENDIX A

                               PATENT APPLICATION

Attached.


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